2,610,000 Shares

                      AMERICAN MEDICAL SECURITY GROUP, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT


                                                                    May 29, 2002


CIBC World Markets Corp.
Robert W. Baird & Co. Incorporated
Stifel, Nicolaus & Company, Incorporated
c/o CIBC World Markets Corp.
417 5th Avenue, 2nd Floor
New York, New York  10016

On behalf of the Several Underwriters named on Schedule I attached hereto.

Ladies and Gentlemen:

       Blue Cross & Blue Shield United of Wisconsin (the "Selling Shareholder"), proposes, subject to the terms and conditions contained herein, to sell to you and the other underwriters named on Schedule I to this Agreement (the "Underwriters"), for whom you are acting as Representatives (the "Representatives"), an aggregate of 2,610,000 shares (the "Firm Shares") of the Common Stock, no par value (the "Common Stock") of American Medical Security Group, Inc., a Wisconsin corporation (the "Company"). The respective amounts of the Firm Shares to be purchased by each of the several Underwriters are set forth opposite their names on Schedule I hereto. In addition, the Selling Shareholder proposes to grant to the Underwriters an option to purchase up to an additional 391,500 shares (the "Option Shares") of Common Stock from it for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are together called the "Shares."

       1. Sale and Purchase of the Shares.

       On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

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

              (a) The Selling Shareholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Shareholder, at a price of $18.00 per share, less an underwriting discount of $1.06 per share, (the "Initial Price"), the number of Firm Shares set forth opposite the name of such Underwriter under the column "Number of Firm Shares to be Purchased" on Schedule I to this Agreement, subject to adjustment in accordance with Section 11 hereof.

              (b) The Selling Shareholder grants to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and from time to time thereafter within 30 days after the date of this Agreement, in each case upon written, facsimile or telegraphic notice, or verbal or telephonic notice confirmed by written, facsimile or telegraphic notice, by the Representatives to the Selling Shareholder no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

       2. Delivery and Payment. Payment of the purchase price for, and delivery of the Firm Shares by book-entry transfer or in certificated form shall be made at the offices of CIBC World Markets Corp., 417 5th Avenue, 2nd Floor, New York, New York, 10016, as applicable, or at such other place as shall be agreed upon by the Representatives, the Company and the Selling Shareholder, at 10:00 a.m., New York City time, on the third business day following the date of this Agreement or at such time on such other date, not later than ten (10) business days after the date of this Agreement, as shall be agreed upon by the Company, the Selling Shareholder and the Representatives (such time and date of delivery and payment are called the "Firm Shares Closing Date").

       In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price, and delivery of the Option Shares by book-entry transfer or in certificated form shall be made at the above-mentioned offices, as applicable, or at such other place as shall be agreed upon by the Representatives and the Company, on each date of delivery as specified in the notice from the Representatives to the Company and the Selling Shareholder (such time and date of delivery and payment are called the "Option Shares Closing Date"). The Firm Shares Closing Date and the Option Shares Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."

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

       Payment shall be made to the Selling Shareholder by wire transfer of immediately available funds or by certified or official bank check or checks payable in New York Clearing House (same day) funds drawn to the order of the Selling Shareholder, against delivery of the Shares, by book-entry transfer or in certificated form, to the Representatives for the respective accounts of the Underwriters of the Shares to be purchased by them.

       The Shares shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section l(b) and shall be delivered by or on behalf of the Selling Shareholder to the Representatives through the facilities of the Depository Trust Company ("DTC") for the account of such Underwriter. If applicable, the Company and the Selling Shareholder will cause the certificates representing the Shares to be made available for checking and packaging, at such place as is designated by the Representatives, on the full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

       3. Registration Statement and Prospectus; Public Offering. The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Rules") adopted by the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (No. 333-86660), including a Preliminary Prospectus relating to the Shares, and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof) and of the related Preliminary Prospectus have heretofore been delivered by the Company to you. The term "Preliminary Prospectus" means any preliminary prospectus (as described in Rule 430 of the Rules) included at any time as a part of the Registration Statement or filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules. The term "Registration Statement" as used in this Agreement means the initial registration statement (including all exhibits, financial schedules and information deemed to be a part of the Registration Statement through incorporation by reference or otherwise), as amended at the time and on the date it finally becomes effective (the "Effective Date") including the information (if any) deemed to be part thereof at the time of effectiveness pursuant to Rule 430A of the Rules. If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Rules (the "462(b) Registration Statement") then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement at the time of final effectiveness or, if Rule 430A of the Rules is relied on, the term Prospectus shall also include the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the

Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the United States Securities Exchange Act of 1934 (the "Exchange Act") after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be.

       The Company and the Selling Shareholder understand that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representatives deem advisable. The Company and the Selling Shareholder hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

       4. Representations and Warranties of the Company. The Company hereby, represents and warrants to each Underwriter as follows:

              (a) On the Effective Date, the Registration Statement complied, and on the date of the Prospectus, the date any post-effective amendment to the Registration Statement becomes effective, the date any supplement or amendment to the Prospectus is filed with the Commission and each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the applicable provisions of the Securities Act and the Rules and the Exchange Act, and the rules and regulations of the Commission thereunder. The Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the Effective Date and the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any related Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. If applicable, each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different," as such term is used in Rule 434, from the Prospectus included in the Registration Statement at the time it became effective. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 4(a) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement or the Prospectus. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement or the Prospectus is the statements contained in the table under the second paragraph and in the fourth (except for the first sentence), tenth, eleventh and thirteenth (with respect to the absence of representations by the Underwriters) paragraphs under the caption "Underwriting" in the Prospectus.

              (b) The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are threatened under the Securities Act. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b).

              (c) The documents incorporated by reference in the Registration Statement and the Prospectus, at the time they became effective or were filed with the Commission as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and, when read together and with the other information in the Registration Statement and the Prospectus, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and any further documents so filed and incorporated by reference in the Registration Statement and the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein.

              (d) The financial statements of the Company (including all notes and schedules thereto) included or incorporated by reference in the Registration Statement and Prospectus present fairly in all material respects the financial position, the results of operations, the statements of cash flows and the statements of shareholders' equity and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply; and such financial statements and related schedules and notes have been prepared in conformity with generally accepted accounting principles, consistently applied (with the exception of new accounting principles adopted as described in the Company's Consolidated Financial Statements) throughout the periods involved, and all adjustments necessary for a fair presentation of the results for such periods have been made. The summary and selected financial data included in the Prospectus present fairly in all material respects the information shown therein as at the respective dates and for the respective periods specified and the summary and selected financial data have been presented on a basis consistent with the consolidated financial statements so set forth in the Prospectus and other financial information.

              (e) Ernst & Young LLP whose reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules.

              (f) Each of the Company and its Material Subsidiaries (as hereinafter defined) has been duly organized and is validly existing as a corporation or partnership, as the case may be, and in good standing (or equivalent status) under the laws of their respective jurisdictions of organization. For purposes of this Agreement, "Material Subsidiaries" shall include the following direct or indirect Subsidiaries of the
       Company: (i) American Medical Security Holdings, Inc.; (ii) American Medical Security, Inc.; (iii) United Wisconsin Life Insurance Company;
       (iv) Accountable Health Plans of America, Inc.; (v) American Medical Security Insurance Company of Georgia; and (vi) U&C Real Estate Partnership, a general partnership. Other than the Material Subsidiaries, the Company does not own or control, directly or indirectly, any other entity whose operations are material to the Company and its Subsidiaries taken as a whole, or that would constitute a "significant subsidiary" under Regulation S-X of the Exchange Act. Each of the Company and its Material Subsidiaries is duly qualified or certified to transact business and is in good standing or equivalent status as a foreign corporation or partnership, as the case may be, in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification or certification, except for such jurisdictions where the failure to so qualify or be certified would not have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole (a "Material Adverse Effect"). For purposes of this Agreement, "Subsidiaries" shall include those entities owned and controlled by the Company directly or indirectly through one or more intermediaries. The Company does not own, lease or license any asset or property or conduct any business outside the United States of America. Each of the Company and its Subsidiaries has all requisite corporate or partnership, as the case may be, power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the "Permits"), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, as described in the Registration Statement and the Prospectus, except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse Effect. Each of the Company and its Material Subsidiaries has fulfilled and performed in all material respects all of its material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company thereunder.

              (g) Each of the Company and its Material Subsidiaries owns or possesses adequate and enforceable rights to use all trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, "Intangibles") described in the Prospectus as being owned by it necessary for the conduct of its business. Neither the Company nor any of its Subsidiaries has received any notice of, or is aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles that, if determined adversely to the Company or any of its Subsidiaries, would have a Material Adverse Effect.

              (h) Except as disclosed in the Prospectus, the Company and its Subsidiaries have good and marketable title to all real properties and all personal properties owned by them, in each case free from liens, encumbrances and defects, except as would not materially affect the Company and its Subsidiaries taken as a whole, or materially interfere with the use made or to be made thereof by them, taken as a whole; and except as disclosed in the Prospectus, the Company and its Subsidiaries hold any leased real or personal property under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are described in the Registration Statement and the Prospectus or would not have a Material Adverse Effect or would not materially interfere with the use made or to be made thereof by them, taken as a whole.

              (i) Except as disclosed in the Registration Statement and the Prospectus, there are no litigation or governmental proceedings to which any of the Company or its Subsidiaries is subject or which are pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or affect the consummation of this Agreement or that are required to be disclosed in the Registration Statement and the Prospectus but are not so disclosed.

              (j) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, (a) there has not been any material adverse change with regard to the assets or properties, business, results of operations or financial condition of the Company; (b) neither the Company nor any of its Subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would have a Material Adverse Effect; and (c) since the date of the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, except as reflected therein, neither the Company nor any of its Subsidiaries has (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business,
       (ii) entered into any transaction not in the ordinary course of business or (iii) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock.

              (k) There is no document, contract or other agreement of a character required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or Rules. Each description of a contract, document or other agreement in the Registration Statement and the Prospectus accurately reflects in all material respects the terms of the underlying document, contract or agreement. Each agreement described in the Registration Statement and Prospectus or listed in the Exhibits to the Registration Statement or incorporated by reference is in full force and effect (unless otherwise so described) and is valid and enforceable by and against the Company or any Subsidiary, as the case may be, in accordance with its terms. Neither the Company nor any Subsidiary, if the Subsidiary is a party, nor to the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would have, or in the case of the default of any party other than the Company or a Subsidiary, could reasonably be expected to have, a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or any Subsidiary, if the Subsidiary is a party thereto, of any other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company, any Subsidiary or their properties or business may be bound or affected which default or event, individually or in the aggregate, would have a Material Adverse Effect.

              (l) Neither the Company nor any of its Subsidiaries is in violation of any term or provision of its charter or by-laws or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation, individually or in the aggregate, would have a Material Adverse Effect.

              (m) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby will (i) give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under (except for such consents or waivers which have already been obtained and are in full force and effect), or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any Subsidiary pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which either the Company or any Subsidiary or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any Subsidiary except where the consequences would not have a Material Adverse Effect or (ii) violate any provision of the charter or by-laws of the Company or any Material Subsidiary, except for such consents or waivers which have already been obtained and are in full force and effect.

              (n) The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus. All of the issued and outstanding shares of Common Stock, including the Shares, have been duly authorized and validly issued and are fully paid and nonassessable, subject to the personal liability that may be imposed on shareholders by Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as judicially interpreted, for debts owing to employees for services performed, but not exceeding six months service in any one case, and were not issued in violation of any preemptive or other similar rights. None of the outstanding shares of capital stock of any Material Subsidiary was issued in violation of any preemptive or other similar rights. There are no preemptive or other similar rights to subscribe for or to purchase or acquire any shares of the Company's Common Stock pursuant to the Company's Restated Articles of Incorporation or Bylaws or any agreement or other instrument to or by which the Company or any of its Subsidiaries is a party or bound. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any shares of stock of the Company or its Material Subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock. The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus. All outstanding shares of capital stock of each

       Material Subsidiary that is a corporation have been duly authorized and validly issued, and are fully paid and nonassessable, subject to the personal liability that may be imposed on shareholders by Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as judicially interpreted, for debts owing to employees for services performed, but not exceeding six months service in any one case, and are owned directly by the Company or by another wholly-owned subsidiary of the Company free and clear of any security interests, liens, encumbrances, equities or claims, other than those described in the Prospectus.

              (o) Except as described in the Prospectus, no holder of any security of the Company has the right to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder during the period ending 90 days after the date of this Agreement. The Selling Shareholder and each director of the Company has delivered to the Representatives a written lock-up agreement in the form attached to this Agreement ("Lock-Up Agreement").

              (p) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement by the Company. This Agreement has been duly authorized, executed and delivered by the Company and constitutes and will constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and, as to indemnification provisions, by public policy and the undertaking contained in the Registration Statement.

              (q) Neither the Company nor any of its Subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a Material Adverse Effect. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company or its Subsidiaries and any of its executive officers which, if adversely determined, could have a Material Adverse Effect and has no reason to believe that such officers will not remain in the employment of the Company.

              (r) No transaction has occurred between or among the Company and any of its officers or directors or five percent shareholders or any affiliate or affiliates of any such officer or director or five percent shareholders that is required to be described in and is not described in the Registration Statement and the Prospectus.

              (s) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

              (t) The Company and its Subsidiaries have filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects or has received extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would have a Material Adverse Effect; nor are there any material proposed additional tax assessments against the Company and any of its Subsidiaries.

              (u) The Shares are listed on the New York Stock Exchange ("NYSE").

              (v) The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

              (w) The books, records and accounts of the Company and its Subsidiaries accurately and fairly reflect, in all material respects, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its Subsidiaries. The Company, with respect to itself and its Subsidiaries, maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in conformity with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets,
       (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (x) The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are in accordance with normal industry practice in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds described in the Prospectus insuring the Company or any of its Subsidiaries or the Company's or its Subsidiaries' respective businesses, assets, employees, officers and directors are in full force and effect; and the Company and each of its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects.

              (y) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Shares, except such as (i) have been obtained and made under the Securities Act, (ii) may be required under state securities laws and (iii) may be required by the National Association of Securities Dealers, Inc. (the "NASD"). For purposes of this Section it is assumed that no investor (whether an individual or entity), nor any group of investors acting in concert, will acquire control of the Company requiring prior insurance regulatory approval as a direct result of the public offering of the Shares.

              (z) To the knowledge of the Company, there are no affiliations with the NASD among the Company's officers, directors or any five percent or greater shareholder of the Company, except as set forth in the Registration Statement or in the NASD questionnaires delivered to the Representatives or otherwise disclosed in writing to the Representatives.

              (aa) (i) Each of the Company and its Subsidiaries is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Law") which are applicable to its business; (ii) neither the Company nor any of its Subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of the Company and its Subsidiaries has received all material permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such material permit, license or approval; (iv) to the Company's knowledge, no facts currently exist that will require the Company or its Subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, or to the Company's knowledge, leased or occupied by the Company or its Subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) ("CERCLA") or otherwise designated as a contaminated site under applicable state or local law. Neither the Company nor any of its Subsidiaries has been named as a "potentially responsible party" under CERCLA.

              (bb) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

              (cc) To the Company's knowledge, the Company, its Subsidiaries or any other person associated with or acting on behalf of the Company or its Subsidiaries including, without limitation, any director, officer, agent or employee of the Company or its Subsidiaries has not, directly or indirectly, while acting on behalf of the Company or its Subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

       5. Representations and Warranties of the Selling Shareholder. The Selling Shareholder hereby represents and warrants to each Underwriter as follows:

              (a) The Selling Shareholder has caused the Shares to be sold by the Selling Shareholder hereunder to be transferred to LaSalle Bank National Association (the "Transfer Agent"), on or prior to the date hereof, free and clear of any lien, claim, security interest or other encumbrance.

              (b) This Agreement and the Lock-Up Agreement have each been duly authorized, executed and delivered by or on behalf of the Selling Shareholder and, assuming due authorization, execution and delivery by the other parties hereto, constitutes the valid and legally binding agreement of the Selling Shareholder, enforceable against the Selling Shareholder in accordance with its terms.

              (c) The execution and delivery by the Selling Shareholder of this Agreement and the performance by the Selling Shareholder of its obligations under this Agreement (i) will not contravene any provision of applicable law, statute, regulation or filing or any agreement or other instrument binding upon the Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Shareholder, (ii) does not require any consent, approval, authorization or order of or registration or filing with any court or governmental agency or body having jurisdiction over it, except such as may be required by the Blue Sky laws of the various states in connection with the offer and sale of the Shares which have been or will be effected in accordance with this Agreement, (iii) does not and will not violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Selling Shareholder or (iv) will not result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Shareholder pursuant to the terms of any agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder may be bound or to which any of the property or assets of the Selling Shareholder is subject.

              (d) The Selling Shareholder has, and on the Firm Shares Closing Date will have, valid and marketable title to the Shares to be sold by the Selling Shareholder free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer, except as otherwise described in the Registration Statement and Prospectus.

              (e) The Selling Shareholder has, and on the Firm Shares Closing Date will have, full legal right, power and authorization, and any approval required by law, to sell, assign, transfer and deliver the Shares to be sold by the Selling Shareholder in the manner provided by this Agreement.

              (f) Upon delivery of and payment for the Shares to be sold by the Selling Shareholder pursuant to this Agreement, the several Underwriters will receive valid and marketable title to such Shares free and clear of any lien, claim, security interest or other encumbrance.

              (g) All information relating to the Selling Shareholder furnished in writing by the Selling Shareholder expressly for use in the Registration Statement and Prospectus is, and on each Closing Date will be, true, correct, and complete, and does not, and on each Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

              (h) The Selling Shareholder has reviewed the Registration Statement and Prospectus and, although the Selling Shareholder has not independently verified the accuracy or completeness of all the information contained therein, nothing has come to the attention of the Selling Shareholder that would lead the Selling Shareholder to believe that (i) on the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein in order to make the statements made therein not misleading and (ii) on the Effective Date the Prospectus contained and, on each Closing Date contains, any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, misleading.

              (i) The sale of Shares by the Selling Shareholder pursuant to this Agreement is not prompted by the Selling Shareholder's knowledge of any material information concerning the Company or its Subsidiaries which is not set forth in the Prospectus.

              (j) The Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

              (k) The Selling Shareholder has no actual knowledge that any representation or warranty of the Company set forth in Section 4 above is untrue or inaccurate in any material respect.

       6. Conditions of the Underwriters' Obligations. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

              (a) Notification that the Registration Statement has become effective shall have been received by the Representatives and the Prospectus shall have been timely filed with the Commission in accordance with Section 7(a) of this Agreement.

              (b) No order preventing or suspending the use of any Preliminary Prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Representatives. If the Company has elected to rely upon Rule 430A, Rule 430A information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period and the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A.

              (c) The representations and warranties of the Company and the Selling Shareholder contained in this Agreement and in the certificates delivered pursuant to Section 6(d) and Section 6(e), respectively, shall be true and correct when made and on and as of each Closing Date as if made on such date. The Company and the Selling Shareholder shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by them at or before such Closing Date.

              (d) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that (i) the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date, and (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and to the best of their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act.

              (e) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of the Selling Shareholder, to the effect that the Selling Shareholder has carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Selling Shareholder in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and the Selling Shareholder has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date.

              (f) The Representatives shall have received, at the time this Agreement is executed and on each Closing Date a signed letter from Ernst & Young LLP addressed to the Representatives and dated, respectively, the date of this Agreement and each such Closing Date, in form and substance reasonably satisfactory to the Representatives containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

              (g) The Representatives shall have received on each Closing Date from Quarles & Brady LLP, counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                     (i) The Company has been duly incorporated and is validly
              existing as a corporation under the laws of the State of Wisconsin; and the Company is duly qualified to transact business as a foreign corporation in the jurisdictions identified on a schedule to such opinion. The Company has filed its most recent required annual report, and has not filed articles of dissolution, with the Wisconsin Department of Financial Institutions.

                     (ii) The Company has corporate power and authority to own
              its properties and conduct its business as described in the Registration Statement and the Prospectus and to enter into, deliver and perform its obligations under this Agreement.

                     (iii) The Company's authorized capital stock is as set
              forth in the Registration Statement and the Prospectus under the caption "Description of Capital Stock". The Shares have been duly authorized and validly issued, are fully paid and nonassessable (subject to the personal liability that may be imposed on shareholders by Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as judicially interpreted, for debts owing to employees for services performed, but not exceeding six months service in any one case), and none of them was issued in violation of any preemptive or other similar right. The description thereof contained in the Registration Statement and the Prospectus under the caption "Description of Capital Stock," to the extent that such information constitutes matters of law or summaries of legal matters or documents, has been reviewed by such counsel and is correct in all material respects; and the shareholders of the Company have no preemptive rights with respect to the Common Stock.

                     (iv) All necessary corporate action has been duly and
              validly taken by the Company to authorize the execution, delivery and performance of this Agreement by the Company. This Agreement has been duly authorized, executed and delivered by the Company.

                     (v) Neither the execution, delivery and performance of this
              Agreement by the Company nor the consummation of any of the transactions contemplated by this Agreement will (A) give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge, claim, security interest or encumbrance upon any properties or assets of the Company or any Subsidiary pursuant to (i) any agreement filed as an exhibit to the Registration Statement, the Company's Annual Report on Form 10-K for the year ended December 31, 2001 or the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2002, (ii) any statute, rule or regulation of any governmental agency or body or any authority of the United States of America or the State of Wisconsin applicable to the Company or (iii) any judgment, decree or order of any court or governmental agency or body of the United States of America or the State of Wisconsin applicable to the Company set forth in the officers' certificate to be attached to such opinion (if any) or (B) contravene any provision of the Restated Articles of Incorporation or Bylaws of the Company, as amended.

                     (vi) No consent, approval, registration, qualification,
              authorization or order of, or filing with, any Wisconsin or federal governmental agency, body or court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Shares by the Selling Shareholder, except such as (A) have been obtained and made under the Securities Act, (B) may be required under state securities laws and (C) may be required by the NASD.

                     (vii) To the knowledge of such counsel, there is no
              litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company which is required to be disclosed in the Registration Statement and the Prospectus and is not so disclosed.

                     (viii) The statements in the Prospectus under the captions
              "Certain

              Transactions," "Description of Capital Stock," and "Shares Eligible for Future Sale," insofar as such statements purport to summarize the Company's authorized capital stock and agreements to which the Company is a party or matters of law, are accurate in all material respects and provide a fair summary of such documents and matters.

                     (ix) The Registration Statement, all Preliminary
              Prospectuses and the Prospectus and each amendment or supplement thereto (except for the financial statements and schedules and other financial and statistical data included therein, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and the documents incorporated by reference in the Registration Statement, all Preliminary Prospectuses and the Prospectus and any further amendment or supplement to any such incorporated document made by the Company (except for the financial statements and schedules and other financial and statistical data included therein, as to which such counsel expresses no opinion) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

                     (x) The Registration Statement is effective under the
              Securities Act, and to such counsel's knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

                     (xi) The Shares are listed on the NYSE.

                     (xii) The capital stock of the Company conforms in all
              material respects to the description thereof contained in the Prospectus under the caption "Description of Capital Stock."

                     (xiii) The Company is not an "investment company" or an
              entity controlled by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

       To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of Wisconsin, the General Corporation Law of the State of Delaware and the Federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters. Such counsel may assume, for purposes of its opinion, that no investor (whether an individual or entity), nor any group of investors acting in concert, will acquire control of the Company requiring prior insurance regulatory approval as a direct result of the public offering of the Shares.

       In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and have made no independent check or verification thereof (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that (i) the Registration Statement at the time it became effective (except with respect to the financial statements and notes and schedules thereto and other financial data included therein or omitted therefrom, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements, notes and schedules thereto and other financial data included therein or omitted therefrom, as to which such counsel need make no statement) on the date thereof contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) any document incorporated by reference in the Prospectus or any further amendment or supplement to any such incorporated document made by the Company (except with respect to the financial statements, notes and schedules thereto and other financial data included therein or omitted therefrom, as to which such counsel need make no statement), when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (h) The Representatives shall have received on each Closing Date from Timothy J. Moore, general counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                     (i) Each of the Material Subsidiaries has been duly
              organized and is validly existing as a corporation or partnership, as the case may be, in good standing (or equivalent status) under the laws of their respective jurisdictions of organization. Each of the Material Subsidiaries is duly qualified or certified to transact business and in good standing (or equivalent status) as a foreign corporation or partnership, as the case may be in the jurisdictions listed in an exhibit to the opinion.

                     (ii) Each of the Company and the Material Subsidiaries has
              all requisite corporate or partnership, as the case may be, power and authority to own, lease and license its assets and properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus and with respect to the Company to enter into, deliver and perform its obligations under this Agreement.

                     (iii) The Company has authorized, issued and outstanding
              capital stock as set forth in the Registration Statement and the Prospectus under the caption "Capitalization" as of the dates stated therein; all of the outstanding shares of Common Stock of the Company, including the Shares, have been duly and validly authorized and issued and are fully paid and nonassessable (subject to the personal liability that may be imposed on shareholders by Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as judicially interpreted, for debts owing to employees for services performed, but not exceeding six months service in any one case), and none of them was issued in violation of any preemptive or other similar right. To the best of such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company. The Common Stock and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. The issued and outstanding shares of capital stock of each of the Company's Material Subsidiaries that is a corporation have been duly authorized and validly issued, are fully paid and nonassessable (subject to the personal liability that may be imposed on shareholders by Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as judicially interpreted, for debts owing to employees for services performed, but not exceeding six months service in any one case) and are owned by the Company or by another wholly owned subsidiary of the Company, free and clear of any perfected security interest or, to the knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims, other than those described in the Registration Statement and the Prospectus. Except as disclosed in the Registration Statement and the Prospectus, there are no preemptive or other rights to subscribe for or to purchase or any restriction upon the voting or transfer of the Company's Common Stock pursuant to the Company's Restated Articles of Incorporation or Bylaws or, to such counsel's knowledge, any agreements or other instruments to which the Company is a party or by which it is bound.

                     (iv) To such counsel's knowledge, except as disclosed in
              the Prospectus, neither the Company nor any of its Subsidiaries is in violation of any term or provision of its charter or by-laws or any franchise, license, permit, judgment, decree, order, statute, rule or regulation, domestic or foreign, where the consequences of such violation, individually or in the aggregate, would have a Material Adverse Effect. To such counsel's knowledge, except as disclosed in the Prospectus, the Company and its Subsidiaries are conducting their respective businesses in compliance in all respects with all laws, rules, regulations, decisions, directives and orders applicable to them except where the failure to do so would not have a Material Adverse Effect.

                     (v) The statements in the Prospectus under the captions
              "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources," "Business--Industry," "Business--Regulation" and "Business--Legal Proceedings," insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate in all material respects and accurately present the information called for with respect to such documents and matters. Accurate copies of all contracts and other documents required to be filed as exhibits to, or described in, the Registration Statement have been so filed with the Commission or are fairly described in the Registration Statement, as the case may be.

                     (vi) (A) Each of the Company and its Subsidiaries is in
              compliance in all material respects with any and all applicable Environmental Laws; (B) none of the Company or its Subsidiaries has received any notice from any governmental authority or third party of an asserted claim under any Environmental Law; (C) each of the Company and its Subsidiaries has received all material permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such material permit, license or approval, except where such failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or other approvals would not, singly or in the aggregate, have a Material Adverse Effect; and (D) no property which is or has been owned, or to such counsel's knowledge, leased or occupied, by the Company or its Subsidiaries has been designated as a Superfund site pursuant to CERCLA, or otherwise designated as a contaminated site under applicable state or local law.

                     (vii) To such counsel's knowledge, no default exists, and
              no event has occurred which with notice or lapse of time, or both, would constitute a default, in the due performance and observance of any term, covenant or condition by the Company of any indenture, mortgage, deed of trust, note or any other agreement or instrument to which the Company is a party or by which it or any of its assets or properties or businesses may be bound or affected, where the consequences of such default, individually or in the aggregate, is required to be disclosed in the Registration Statement and the Prospectus or which would have a Material Adverse Effect.

       Such counsel may assume, for purposes of its opinion, that no investor (whether an individual or entity), nor any group of investors acting in concert, will acquire control of the Company requiring prior insurance regulatory approval as a direct result of the public offering of the Shares.

       In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus as they related to the matters set forth in the foregoing opinion were discussed. While such counsel has not undertaken to independently verify and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective (except with respect to the financial statements and notes and schedules thereto and other financial data included therein or omitted therefrom, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements, notes and schedules thereto and other financial data included therein or omitted therefrom, as to which such counsel need make no statement) on the date thereof and the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (i) The Representatives shall have received on each Closing Date from Foley & Lardner, counsel for the Selling Shareholder, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                     (i) This Agreement has been duly authorized, executed and
              delivered by or on behalf of the Selling Shareholder.

                     (ii) This Agreement and the Lock-Up Agreement each
              constitute the legal, valid and binding obligation of the Selling Shareholder enforceable against the Selling Shareholder in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law; and provided further that counsel need express no opinion concerning the enforeceability of indemnification provisions. The Selling Shareholder has full legal right and authority to enter into this Agreement and to sell, transfer and deliver in the manner provided in this Agreement, the Shares to be sold by the Selling Shareholder hereunder.

                     (iii) The transfer and sale by the Selling Shareholder of
              the Shares to be sold by the Selling Shareholder as contemplated by this Agreement will not conflict with, result in a breach of, or constitute a default under any agreement or instrument known to such counsel to which the Selling Shareholder is a party or by which the Selling Shareholder or any of its properties may be bound, or any franchise, license, permit, judgment, decree, or order known to such counsel by which the Selling Shareholder or any of its properties may be bound, or any statute, rule or regulation.

                     (iv) Upon delivery of the Shares to the Underwriters who
              have severally purchased such Shares pursuant to this Agreement, in the manner provided in Section 2 hereof, the several Underwriters will acquire all of the Selling Shareholder's rights in the Shares, free and clear of adverse claims within the meaning of the Wisconsin Uniform Commercial Code, assuming for purposes of this opinion that the Underwriters purchased the same in good faith without notice of any adverse claims.

                     (v) No consent, approval, authorization, license,
              certificate, permit or order of any court, governmental or regulatory agency, authority or body or (to the knowledge of such counsel) any financial institution is required in connection with the performance of this Agreement by the Selling Shareholder or the consummation of the transactions contemplated hereby, including the delivery and sale of the Shares to be delivered and sold by the Selling Shareholder, except such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

       To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of the Selling Shareholder and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of Wisconsin or the Federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

       Such counsel may assume, for purposes of its opinion, that no investor (whether an individual or entity), nor any group of investors acting in concert, will acquire control of the Company requiring prior insurance regulatory approval as a direct result of the public offering of the Shares.

       In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus as they related to the matters set forth in the foregoing opinion were discussed. While such counsel has not undertaken to independently verify and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective (except with respect to the financial statements and notes and schedules thereto and other financial data included therein or omitted therefrom, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements, notes and schedules thereto and other financial data included therein or omitted therefrom, as to which such counsel need make no statement) on the date thereof and the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (j) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives, and their counsel and the Underwriters shall have received from Latham & Watkins an opinion, addressed to the Representatives and dated such Closing Date, with respect to the Shares, the Registration Statement and the Prospectus, and such other related matters, as the Representatives may reasonably request, and the Company shall have furnished to Latham & Watkins such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

              (k) The Representatives shall have received copies of the Lock-up Agreements executed by each entity or person described in Section 4(o).

              (l) The Company and the Selling Shareholder shall have furnished or caused to be furnished to the Representatives such further certificates or documents as the Representatives shall have reasonably requested.

       7. Covenants of the Company and the Selling Shareholder.

              (a) The Company covenants and agrees as follows:

                     (i) The Company will use its best efforts to cause any
              amendments to the Registration Statement, to become effective as promptly as possible. The Company shall prepare the Prospectus in a form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this

              Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act.

                     (ii) The Company shall promptly advise the Representatives in writing (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (iii) of the prevention or suspension of the use of any Preliminary Prospectus or the Prospectus or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and
              (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus or any document incorporated by reference in the Registration Statement unless the Company has furnished the Representatives a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                     (iii) If, at any time when a prospectus relating to the
              Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 7(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                     (iv) The Company shall make generally available to its
              security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earning statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

                     (v) The Company shall furnish to the Representatives and
              counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any Preliminary Prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request. If applicable, the copies of the Registration Statement and Prospectus and each amendment and supplement thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                     (vi) The Company shall cooperate with the Representatives
              and their counsel in endeavoring to qualify the Shares for offer and sale in connection with the offering under the laws of such jurisdictions as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

                     (vii) The Company, during the period when the Prospectus is required to be delivered under the Securities Act and the Rules or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

                     (viii) Without the prior written consent of CIBC World
              Markets Corp., for a period of 90 days after the date of this Agreement, the Company shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company (or any securities convertible into, exercisable for or exchangeable for shares of Common Stock of the Company), except for the registration of the Shares pursuant to the Registration Statement and grants of options and the issuance of shares pursuant to the Company's existing stock option, bonus, deferred compensation or savings plans as described in the Registration Statement and the Prospectus.

                     (ix) On or before completion of this offering, the Company shall
              make all filings required under applicable securities laws and by the NYSE.

                     (x) Prior to the Firm Shares Closing Date, the Company will issue no press release and hold no press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, or the offering of the Shares without the prior written consent of the Representatives unless in the judgment of the Company and its counsel, and after notification to the Representatives, such press release or press conference is required by law.

              (b) The Company agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each Preliminary Prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus and any document incorporated by reference therein, and the printing, filing and distribution of this Agreement; (ii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 7(a)(vi), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iii) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each Preliminary Prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (iv) the filing fees of the NASD in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Underwriters in connection with such review; and (v) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Selling Shareholder to the Underwriters. Subject to the provisions of Section 10, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters.

              (c) As provided in Section 6.03(c) of the Stock Purchase Agreement dated as of March 19, 2002, among the Selling Shareholder, Cobalt Corporation, and the Company (the "Stock Purchase Agreement"), (1) the Selling Shareholder shall bear all underwriting discounts, fees and commissions related to the sale of the Shares, (2) the expenses of the offering and sale of the Shares up to an aggregate of $650,000 shall be borne by the Company, and
       (3) any expenses incurred in excess of such $650,000 amount shall be borne equally by the Company and the Selling Shareholder. The Selling Shareholder agrees to reimburse the Company for half of any amount of such expenses in excess of $650,000 paid by the Company, in accordance with the Stock Purchase Agreement. The Stock Purchase Agreement contains indemnification provisions among the Company, the Selling Shareholder and Cobalt Corporation which shall remain in force as between such parties, provided, however, that no provision of the Stock Purchase Agreement shall affect or alter the indemnification and other rights of the Underwriters provided in this Agreement.

       8. Indemnification.

              (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a "Blue Sky Application") or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) in whole or in part upon any breach of the representations and warranties set forth in Section 4 hereof, or (iii) in whole or in part upon any failure of the Company to perform any of its obligations hereunder or under law; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such Preliminary Prospectus, the Registration Statement or the Prospectus, or such amendment or supplement thereto, or in any Blue Sky Application in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of any Underwriter specifically for use therein; and provided further that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any loss, claim, damage or liability arising out of any such untrue statement or alleged untrue statement or omission or alleged omission in any Preliminary Prospectus if the Company shall have timely furnished copies of the Prospectus to such Underwriter and such Underwriter shall not have given or sent a copy of the Prospectus to the person who purchased Shares from such Underwriter and who is asserting such loss, claim, damage or liability, if required by law to have been delivered, at or prior to the written confirmation of the sale of Shares to such person by such Underwriter, to the extent that the Prospectus would have cured such defect or alleged defect giving rise to such loss, claim, damage or liability. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

              (b) The Selling Shareholder agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or omission or alleged untrue statement or omission of a material fact which was made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, (ii) in whole or in part upon any breach of the representations and warranties of the Selling Shareholder set forth in
       Section 5 hereof, or (iii) in whole or in part upon any failure of the Selling Shareholder to perform any of its obligations hereunder or under law; provided that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any loss, claim, damage or liability arising out of any such untrue statement or alleged untrue statement or omission or alleged omission in any Preliminary Prospectus if the Company shall have timely furnished copies of the Prospectus to such Underwriter and such Underwriter shall not have given or sent a copy of the Prospectus to the person who purchased Shares from such Underwriter and who is asserting such loss, claim, damage or liability, if required by law to have been delivered, at or prior to the written confirmation of the sale of Shares to such person by such Underwriter, to the extent that the Prospectus would have cured such defect or alleged defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, the liability of the Selling Shareholder pursuant to the provisions of this Section 8(b) shall be limited to an amount equal to the aggregate net proceeds received by such Selling Shareholder from the sale of the Shares sold by the Selling Shareholder hereunder. This indemnity agreement will be in addition to any liability which the Selling Shareholder may otherwise have.

              (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholder and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, to the same extent as the foregoing indemnity from the Company and the Selling Shareholder to each Underwriter, but only insofar as such losses, claims, damages or liabilities (i) arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission of a material fact which was made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, contained in the table under the second paragraph and in the fourth (except for the first sentence), tenth, eleventh and thirteenth (with respect to the absence of representations by the Underwriters) paragraphs under the caption "Underwriting" in the Prospectus, or (ii) arise out of or are based upon the failure of such Underwriter to deliver a Prospectus, if the Company shall have timely furnished copies of the Prospectus (as then amended if the Company shall have furnished any amendments thereto) to such Underwriter and the person who purchased Shares from such Underwriter and who is asserting such loss, claim, damage or liability purchased Shares from such Underwriter and a copy of the Prospectus (as then amended if the Company shall have furnished any amendments thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law to have been so delivered, at or prior to the written confirmation of the sale of the Shares to such person by such Underwriter, and if the Prospectus (as so amended) would have cured the defect or alleged defect giving rise to such loss, claim, damage or liability; provided, however, that the obligation of each Underwriter to indemnify the Company or the Selling Shareholder (including any controlling person, director or officer thereof) shall be limited to the net proceeds received by the Selling Shareholder from such Underwriter. This indemnity agreement will be in addition to any liability which each Underwriter may otherwise have.

              (d) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 8(a), 8(b) or 8(c) shall be available to any party who shall fail to give notice as provided in this
       Section 8(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless
       (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party), it being understood, however, that the indemnifying parties shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) representing the indemnified parties in connection with any one action or related actions in the same jurisdiction arising out of the same general allegations or circumstances or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

       9. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 8(a), 8(b), or 8(c) is due in accordance with its terms but for any reason is held to be unavailable to or insufficient to hold harmless an indemnified party under
Section 8(a), 8(b), or 8(c), then each indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) to which the indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 8 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Shareholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Shareholder and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Selling Shareholder, as set forth in the table on the cover page of the Prospectus, bear to (y) the underwriting discounts received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Shareholder or the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company and the Selling Shareholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 9, (i) in no case shall any Underwriter (except as may be provided in the Master Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder; (ii) the Company shall be liable and responsible for any amount in excess of such underwriting discount (to the extent not paid by the Selling Shareholder); and (iii) in no case shall the Selling Shareholder be liable and responsible for any amount in excess of the aggregate net proceeds of the sale of Shares received by the Selling Shareholder; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and
(ii) in the immediately preceding sentence of this Section 9. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

       10. Termination. This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representatives by notifying the Company and the Selling Shareholder at any time

              (a) in the absolute discretion of the Representatives at or before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the future materially disrupt, the securities markets; (ii) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, inadvisable to proceed with the offering; (iii) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares; (iv) if trading in the Shares has been suspended by the Commission or trading generally on the NYSE on the American Stock Exchange, Inc. or the National Association of Security Dealers Automated Quotation National Market has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the NASD or any other governmental or regulatory authority; or (v) if a banking moratorium has been declared by any state or Federal authority; or (vi) if, in the judgment of the Representatives, there has occurred a Material Adverse Effect, or

              (b) at or before any Closing Date, that any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement.

       If this Agreement is terminated pursuant to any of its provisions, neither the Company nor the Selling Shareholder shall be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company, except that (y) if this Agreement is terminated by the Representatives or the Underwriters because of any failure, refusal or inability on the part of the Company or the Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company, the Selling

Shareholder or to the other Underwriters for damages occasioned by its failure or refusal.

       11. Substitution of Underwriters. If one or more of the Underwriters shall default in their obligations to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Representatives may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Representatives may deem advisable or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Representatives, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date,

              (a) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then each of the nondefaulting Underwriters shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 11 by more than one-ninth of such number of Shares without the written consent of such Underwriter, or

              (b) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company or the Selling Shareholder shall be entitled to one additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the Representatives to purchase such Shares upon the terms set forth in this Agreement.

       In any such case, either the Representatives or the Company and the Selling Shareholder shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the Representatives, the Selling Shareholder and the Company. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters, the Selling Shareholder or the Company shall make arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company or the Selling Shareholder and without liability on the part of the Company, except in both cases as provided in Sections 7(b), 8, 9 and 10. The provisions of this Section shall not in any way affect the liability of any defaulting Underwriter to the Company, the Selling Shareholder or the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

       12. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of the Selling Shareholder and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or the Selling Shareholder or any of the officers, directors or controlling persons referred to in Sections 8 and 9 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 7(b), 8, 9 and 10 shall survive the termination or cancellation of this Agreement.

       This Agreement has been and is made for the benefit of the Underwriters, the Company and the Selling Shareholder and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

       All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing,
(a) if to the Representatives, c/o CIBC World Markets Corp., 417 5th Avenue, 2nd Floor, New York, New York 10016 with a copy to Latham & Watkins, 633 West Fifth Street, Suite 4000, Los Angeles, California 90071 Attention: Cynthia A. Rotell, and (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement with a copy to Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, Attention:
Bruce C. Davidson, and (c) if to the Selling Shareholder to Blue Cross & Blue Shield United of Wisconsin, Attn: Stephen E. Bablitch, Vice President, 401 West Michigan Street, Milwaukee, WI 53203, with a copy to Foley & Lardner, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, Attention: John M. Olson.

       This Agreement shall be governed by and construed in accordance with the laws of the State of New York, applicable to agreements made and to be fully performed therein.

       This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

             Please confirm that the foregoing correctly sets forth the agreement among us.

                                          Very truly yours,

                                          American Medical Security Group, Inc.

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                          Blue Cross & Blue Shield United of
                                            Wisconsin

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


Confirmed:

CIBC WORLD MARKETS CORP.
ROBERT W. BAIRD & CO. INCORPORATED
STIFEL, NICOLAUS & COMPANY, INCORPORATED


Acting severally on behalf of itself and as representative of the several Underwriters named in Schedule I annexed hereto.

By CIBC WORLD MARKETS CORP.


By:
     ---------------------------------------
       Name:
       Title:

                                   SCHEDULE I




                                                                Number of Firm
                                                                Shares to Be
                   Name                                         Purchased
------------------------------------------------------------    ----------------
CIBC World Markets Corp.....................................      1,312,800
Robert W. Baird & Co. Incorporated..........................        515,600
Stifel, Nicolaus & Company, Incorporated....................        515,600
Banc of America Securities LLC..............................         38,000
Deutsche Bank Securities Inc................................         38,000
SG Cowen Securities Corporation.............................         38,000
UBS Warburg LLC.............................................         38,000
Cochran, Caronia & Co., Inc.................................         19,000
Emerging Growth Equities, Ltd...............................         19,000
Friedman, Billings, Ramsey & Co., Inc.......................         19,000
Fulcrum Global Partners LLC.................................         19,000
Gilford Securities Incorporated.............................         19,000
Leerink Swann & Company.....................................         19,000
                                                                 ----------

      Total.................................................      2,610,000
                                                                 ==========